United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

September 28, 2026
Date of Report (date of earliest event reported)

Burke & Herbert Financial Services Corp.

(Exact name of registrant as specified in its charter)

Virginia	001-41633	92-0289417
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 S. Fairfax Street
Alexandria, VA 22314

(Address of principal executive offices and zip code)

(703) 666-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2026, Burke & Herbert Financial Services Corp. (“we”, “us” or the “Company”), completed its previously announced underwritten public offering (the “Offering”) of $100,000,000 aggregate principal amount of its 7.00% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The Notes are offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-283261), as amended (including base prospectus, the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), which was filed with the Securities and Exchange Commission (the “SEC”) and subsequently declared effective on December 11, 2024, and were offered to the public pursuant to the prospectus supplement, dated September 28, 2026, which is contained in and forms a part of the Registration Statement.

In connection with the Offering, the Company entered into an underwriting agreement, dated as of September 28, 2026 (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as sole underwriter, with respect to the offer and sale of the Notes at a public offering price equal to 100.00% of the aggregate principal amount of the Notes. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company intends to use the net proceeds from this offering, plus cash on hand: (i) to repay $4.5 million aggregate principal amount of its outstanding 6.875% Subordinated Note, which matures on April 1, 2028 (the “2028 Note”), $18.1 million aggregate principal amount of its outstanding 6.00% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the Three-Month Term SOFR plus 590 basis points and mature on July 1, 2030 (the “July 2030 Notes”), and $20.0 million aggregate principal amount of its outstanding 5.00% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the Three-Month Term SOFR plus 475 basis points and mature on October 1, 2030, plus, in each case, accrued and unpaid interest, (ii) to potentially repay all or part of its outstanding $75.0 million aggregate principal amount of 3.25% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the fixed rate of 3.25% per year and mature on December 1, 2031, plus accrued and unpaid interest, (iii) to potentially redeem all or part of its outstanding $15.0 million aggregate liquidation preference of 2021 Preferred Stock, which has dividends payable in arrears, when, as and if authorized and declared by the board of directors of the Company out of legally available funds, on a non-cumulative basis at the $10,000 per share purchase price, at an annual rate equal to 6.00% and (iv) for general corporate purposes, including providing capital to Burke & Herbert Bank & Trust Company (the “Bank”) to support its growth. A conditional notice of redemption was delivered to the holders of the Company’s July 2030 Notes with respect to the redemption of all of the outstanding principal amount of such notes. A notice of prepayment was delivered to the holder of the 2028 Note but is not contingent on this offering of the Notes.

The Notes were issued pursuant to a Subordinated Indenture, dated as of September 30, 2026 (the “Base Indenture”), by and between the Company and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), as supplemented by a First Supplemental Indenture thereto, dated as of September 30, 2026 (the “First Supplemental Indenture”), between the Company and the Trustee. The Notes are subordinated, unsecured obligations of the Company and: (i) rank junior to all of the Company's existing and future senior debt; (ii) rank equal in right of payment with any of the Company’s existing and future subordinated indebtedness; (iii) will rank senior to our obligations relating to any outstanding junior subordinated debt securities issued to our capital trust subsidiaries; (iv) are effectively subordinate to the Company's secured indebtedness to the extent of the value of the collateral securing such indebtedness; and (v) are structurally subordinated to any existing and future obligations of the Company’s subsidiaries, including deposit liabilities and claims of other creditors of the Bank.

The Notes will bear interest from and including September 30, 2026 to, but excluding, October 1, 2031 at a fixed rate of 7.00% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2027. From and including October 1, 2031 to, but excluding, October 1, 2036 (unless redeemed prior to such date), the Notes will bear interest at a floating rate per annum equal to a benchmark rate (reset quarterly) (which is expected to be Three-Month Term SOFR) plus 222 basis points, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2032. Notwithstanding the foregoing, if the benchmark is less than zero, the benchmark will be deemed to be zero. The Notes will mature on October 1, 2036, unless earlier redeemed.

The Notes may be redeemed at our option, beginning on October 1, 2031, and on any interest payment date thereafter, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption. Any partial redemption will be made in accordance with the applicable procedures of The Depository Trust Company.

The foregoing summaries of the Underwriting Agreement, Base Indenture, the First Supplemental Indenture and the Notes, respectively, are not complete and are each qualified in their entirety by reference to the complete text of the respective documents (or, in the case of the Notes, the form thereof), which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference in their entirety. Troutman Pepper Locke LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 regarding the legality of the Notes.

Item 7.01	Regulation FD Disclosure.

On September 28, 2026, the Company issued a press release announcing the pricing for the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for informational purposes.

The information in this Current Report on Form 8-K under this Item 7.01, including in Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Other Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 28, 2026, between Burke & Herbert Financial Services Corp. and Keefe, Bruyette & Woods, Inc.
4.1	Indenture, dated September 30, 2026, between Burke & Herbert Financial Services Corp. and Wilmington Trust, National Association, as trustee
4.2	First Supplemental Indenture, dated September 30, 2026, between Burke & Herbert Financial Services Corp. and Wilmington Trust, National Association, as trustee
4.3	Form of 7.00% Fixed-to-Floating Rate Subordinated Note due 2036 (included in Exhibit 4.2)
5.1	Opinion of Troutman Pepper Locke LLP
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1)
99.1	Press Release, dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report and certain other communications by the Company contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements, including but not limited to those regarding the offering and the use of proceeds therefrom, are based on currently available information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company’s present expectations. These risks and uncertainties include, but are not limited to, market conditions affecting the offering. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements. Additional information regarding these and other risks is contained in the Company’s filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burke & Herbert Financial Services Corp.

Date: September 30, 2026	By:	/s/ Kirtan Parikh
	Name:	Kirtan Parikh
	Title:	Executive Vice President, CFO